SCHEDULE B

TO THE ADMINISTRATION AGREEMENT

(Amended as of February 15, 2017)

Category 1

The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund in Category 1 for administrative services: 0.15% of the first $25 billion of average daily net assets of all Category 1 and Category 4 funds in the JPMorgan Funds Complex1 plus 0.075% of average daily net assets of all Category 1 and Category 4 funds over $25 billion.

Current Name	Prior Name
JPMorgan Access Balanced Fund	N/A
JPMorgan Access Growth Fund	N/A
JPMorgan Asia Pacific Fund (liquidated on 4/29/16)	JPMorgan Asia Pacific Focus Fund (name effective until 6/28/12)
JPMorgan California Tax Free Bond Fund	JPMorgan California Bond Fund
JPMorgan China Region Fund	N/A
JPMorgan Commodities Strategy Fund	N/A
JPMorgan Core Bond Fund	One Group Bond Fund
JPMorgan Core Focus SMA Fund	N/A
JPMorgan Core Plus Bond Fund	One Group Income Bond Fund
JPMorgan Corporate Bond Fund	N/A
JPMorgan Disciplined Equity Fund	JPMorgan Disciplined Equity Fund
JPMorgan Diversified Fund	JPMorgan Diversified Fund
JPMorgan Intrepid Mid Cap Fund	One Group Diversified Mid Cap Fund and JPMorgan Diversified Mid Cap Fund
JPMorgan Mid Cap Growth Fund	One Group Mid Cap Growth Fund and JPMorgan Diversified Mid Cap Growth Fund (name effective until 6/27/09)
JPMorgan Dynamic Growth Fund	N/A
JPMorgan Dynamic Small Cap Growth Fund	JPMorgan Dynamic Small Cap Fund (name effective until 6/29/07)
JPMorgan Emerging Economies Fund	N/A
JPMorgan Emerging Markets Corporate Debt Fund	N/A
JPMorgan Emerging Markets Debt Fund	JPMorgan Fleming Emerging Markets Debt Fund
JPMorgan Emerging Markets Equity Fund	JPMorgan Fleming Emerging Markets Equity Fund
JPMorgan Emerging Markets Equity Income Fund	N/A
JPMorgan Emerging Markets Strategic Debt Fund	JPMorgan Emerging Markets Local Currency Debt Fund (name effective until 9/30/16)
JPMorgan Equity Focus Fund	N/A
JPMorgan Equity Income Fund	One Group Equity Income Fund
JPMorgan Equity Index Fund	One Group Equity Index Fund
JPMorgan Equity Low Volatility Income Fund	N/A
JPMorgan Flexible Long/Short Fund	JPMorgan Flexible Credit Long/Short Fund (name effective until 5/18/16)
JPMorgan Floating Rate Income Fund	N/A
JPMorgan Global Allocation Fund	JPMorgan Global Flexible Fund (name effective until 2/17/11)
JPMorgan Global Bond Opportunities Fund	N/A
JPMorgan Global Natural Resources Fund (liquidated on 12/16/15)	N/A
JPMorgan Global Research Enhanced Index Fund	N/A
JPMorgan Global Unconstrained Equity Fund	N/A
JPMorgan Government Bond Fund	One Group Government Bond Fund
JPMorgan Growth and Income Fund	JPMorgan Growth & Income Fund
JPMorgan Hedged Equity Fund	N/A

[1]	For purposes of this Agreement, the “JPMorgan Funds Complex” includes all of the Funds subject to this Agreement.

Current Name	Prior Name
JPMorgan High Yield Fund	One Group High Yield Bond Fund and JPMorgan High Yield Bond Fund (name effective until 9/14/09)
JPMorgan High Yield Opportunities Fund	N/A
JPMorgan Income Builder Fund	JPMorgan World Income Builder Fund
JPMorgan Income Fund	N/A
JPMorgan Inflation Managed Bond Fund	N/A
JPMorgan Insurance Trust Core Bond Portfolio	JPMorgan Investment Trust Bond Portfolio and One Group Investment Trust Bond Portfolio
JPMorgan Insurance Trust U.S. Equity Portfolio	JPMorgan Insurance Trust Diversified Equity Portfolio (name effective until 4/24/09), JPMorgan Investment Trust Diversified Equity Portfolio and One Group Investment Trust Diversified Equity Portfolio
JPMorgan Insurance Trust Mid Cap Value Portfolio	JPMorgan Insurance Trust Diversified Mid Cap Value Portfolio (name effective until 4/24/09), JPMorgan Investment Trust Mid Cap Value Portfolio and One Group Investment Trust Mid Cap Value Portfolio
JPMorgan Insurance Trust Global Allocation Portfolio	N/A
JPMorgan Insurance Trust Income Builder Portfolio	N/A
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio (to be liquidated on or about 4/20/17)	JPMorgan Investment Trust Diversified Mid Cap Portfolio and One Group Investment Trust Diversified Mid Cap Portfolio
JPMorgan Insurance Trust Small Cap Core Portfolio	JPMorgan Insurance Trust Small Cap Equity Portfolio (name effective until 4/24/09)
JPMorgan Intermediate Tax Free Bond Fund	JPMorgan Intermediate Tax Free Income Fund
JPMorgan International Discovery Fund	N/A
JPMorgan International Equity Fund	JPMorgan Fleming International Equity Fund
JPMorgan International Equity Income Fund	JPMorgan Global Equity Income Fund (name effective until 1/30/15)
JPMorgan International Research Enhanced Equity Fund	One Group International Equity Index Fund and JPMorgan International Equity Index Fund (name effective until 6/30/14)
JPMorgan International Opportunities Plus Fund	N/A
JPMorgan International Unconstrained Equity Fund	N/A
JPMorgan International Value Fund	JPMorgan Fleming International Value Fund
JPMorgan International Value SMA Fund	N/A
JPMorgan Intrepid America Fund	JPMorgan Intrepid America Fund
JPMorgan Intrepid Advantage Fund (to be renamed JPMorgan Intrepid Sustainable Equity Fund on or about 3/32/17)	JPMorgan Intrepid Investor Fund, JPMorgan Intrepid Contrarian Fund (name effective until 4/10/06) and JPMorgan Intrepid Multi Cap Fund (name effective until 2/28/13)
JPMorgan Intrepid European Fund	JPMorgan Fleming Intrepid European Fund
JPMorgan Intrepid Growth Fund	JPMorgan Intrepid Growth Fund
JPMorgan Intrepid Value Fund	JPMorgan Intrepid Value Fund
JPMorgan Large Cap Growth Fund	One Group Large Cap Growth Fund
JPMorgan Large Cap Value Fund	One Group Large Cap Value Fund
JPMorgan Latin America Fund	N/A
JPMorgan Managed Income Fund	N/A
JPMorgan Market Expansion Enhanced Index Fund	One Group Market Expansion Index Fund and JPMorgan Market Expansion Index Fund (name effective until 4/30/13)
JPMorgan Mid Cap Equity Fund	JPMorgan Mid Cap Equity Fund
JPMorgan Growth Advantage Fund	JPMorgan Mid Cap Growth Fund (change effective 8/17/05)
JPMorgan Mid Cap Value Fund	JPMorgan Mid Cap Value Fund
JPMorgan Mortgage-Backed Securities Fund	One Group Mortgage-Backed Securities Fund
JPMorgan Multi-Cap Market Neutral Fund	One Group Market Neutral Fund
JPMorgan Multi-Manager Alternatives Fund	N/A
JPMorgan Multi-Manager Long/Short Fund (effective upon the effectiveness of the Fund’s registration statement)	N/A
JPMorgan Municipal SMA Fund	N/A
JPMorgan Municipal Income Fund	One Group Municipal Income Fund
JPMorgan New York Tax Free Bond Fund	JPMorgan New York Intermediate Tax Free Income Fund

Current Name	Prior Name
JPMorgan Ohio Municipal Bond Fund	One Group Ohio Municipal Bond Fund
JPMorgan Opportunistic Equity Long/Short Fund	N/A
JPMorgan Realty Income Fund	Undiscovered Managers REIT Fund (this name effective until 12/31/05)
JPMorgan Research Equity Long/Short Fund (liquidated on 8/26/16)	N/A
JPMorgan Research Market Neutral Fund	JPMorgan Market Neutral Fund (name effective until 2/28/10)
JPMorgan Short Duration Bond Fund	One Group Short-Term Bond Fund
JPMorgan Short Duration High Yield Fund	N/A
JPMorgan Short-Intermediate Municipal Bond Fund	One Group Short-Term Municipal Bond Fund and JPMorgan Short Term Municipal Bond Fund (name effective until 4/30/09)
JPMorgan Small Cap Core Fund	JPMorgan Trust Small Cap Equity Fund
JPMorgan Small Cap Equity Fund	JPMorgan Small Cap Equity Fund
JPMorgan Small Cap Growth Fund	One Group Small Cap Growth Fund
JPMorgan Small Cap Value Fund	One Group Small Cap Value Fund
JPMorgan SmartAllocation Equity Fund	N/A
JPMorgan SmartAllocation Income Fund	N/A
JPMorgan SmartRetirement Blend Income Fund	N/A
JPMorgan SmartRetirement Blend 2015 Fund	N/A
JPMorgan SmartRetirement Blend 2020 Fund	N/A
JPMorgan SmartRetirement Blend 2025 Fund	N/A
JPMorgan SmartRetirement Blend 2030 Fund	N/A
JPMorgan SmartRetirement Blend 2035 Fund	N/A
JPMorgan SmartRetirement Blend 2040 Fund	N/A
JPMorgan SmartRetirement Blend 2045 Fund	N/A
JPMorgan SmartRetirement Blend 2050 Fund	N/A
JPMorgan SmartRetirement Blend 2055 Fund	N/A
JPMorgan SmartRetirement Blend 2060 Fund	N/A
JPMorgan SmartSpending 2050 Fund	N/A
JPMorgan Strategic Income Opportunities Fund	N/A
JPMorgan Systematic Alpha Fund	JPMorgan Diversified Risk Fund (name effective until 5/15/14)
JPMorgan Tax Aware Equity Fund	JPMorgan Tax Aware Disciplined Equity Fund (name effective until 12/10/10)
JPMorgan Tax Aware High Income Fund	N/A
JPMorgan Tax Aware Income Opportunities Fund	N/A
JPMorgan Intrepid International Fund	JPMorgan Fleming Tax Aware International Opportunities Fund and JPMorgan Tax Aware International Opportunities Fund (the name effective until 12/15/05)
JPMorgan Tax Aware Real Return Fund	N/A
JPMorgan Tax Aware Real Return SMA Fund	N/A
JPMorgan Tax Free Bond Fund	One Group Tax-Free Bond Fund
JPMorgan Total Return Fund	N/A
JPMorgan Treasury & Agency Fund	One Group Treasury & Agency Fund
JPMorgan Limited Duration Bond Fund	One Group Ultra Short-Term Bond Fund and JPMorgan Ultra Short Term Bond Fund (name effective until 7/1/06) and JPMorgan Ultra Short Duration Bond Fund (name effective until 8/31/09)
JPMorgan Ultra-Short Municipal Fund	N/A
JPMorgan U.S. Dynamic Plus Fund	JPMorgan Intrepid Long/Short Fund (name effective until 11/1/07) and JPMorgan Intrepid Plus Fund (name effective until 5/3/10)
JPMorgan U.S. Equity Fund	JPMorgan U.S. Equity Fund
JPMorgan U.S. Large Cap Core Plus Fund	N/A
JPMorgan U.S. Small Company Fund	JPMorgan U.S. Small Company Fund
JPMorgan Unconstrained Debt Fund	JPMorgan Multi-Sector Income Fund (name effective until 10/22/15)
JPMorgan Value Advantage Fund	N/A

Current Name	Prior Name
JPMorgan Value Plus Fund	N/A
Security Capital U.S. Core Real Estate Securities Fund	N/A
Undiscovered Managers Behavioral Value Fund	Undiscovered Managers Behavioral Value Fund

Category 2

The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund in Category 2 for administrative services: 0.10% of the Fund’s average daily net assets on the first $500,000,000 in Fund assets; 0.075% of the Fund’s average daily net assets between $500,000,000 and $1,000,000,000 and 0.05% of the Fund’s average daily net assets in excess of $1,000,000,000.

Current Name	Prior Name
JPMorgan Diversified Real Return Fund	N/A
JPMorgan Investor Balanced Fund	One Group Investor Balanced Fund
JPMorgan Investor Conservative Growth Fund	One Group Investor Conservative Growth Fund
JPMorgan Investor Growth & Income Fund	One Group Investor Growth & Income Fund
JPMorgan Investor Growth Fund	One Group Investor Growth Fund

Category 3

The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund in Category 3 for administrative services: 0.10% of the first $100 billion of average daily net assets of all Category 3 funds in the JPMorgan Funds Complex plus 0.05% of average daily net assets over $100 billion.

Current Name	Prior Name
JPMorgan 100% U.S. Treasury Securities Money Market Fund	JPMorgan 100% U.S. Treasury Securities Money Market Fund
JPMorgan California Municipal Money Market Fund	JPMorgan California Tax Free Money Market Fund
JPMorgan Federal Money Market Fund	JPMorgan Federal Money Market Fund
JPMorgan Liquid Assets Money Market Fund	One Group Prime Money Market Fund
JPMorgan Municipal Money Market Fund	One Group Municipal Money Market Fund
JPMorgan New York Municipal Market Fund	JPMorgan New York Tax Free Money Market Fund
JPMorgan Prime Money Market Fund	JPMorgan Prime Money Market Fund
JPMorgan Tax Free Money Market Fund	JPMorgan Tax Free Money Market Fund
JPMorgan U.S. Government Money Market Fund	One Group Government Money Market Fund
JPMorgan U.S. Treasury Plus Money Market Fund	One Group U.S. Treasury Securities Money Market Fund

Category 4

The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.10% of the first $25 billion of average daily net assets of all Category 1 and Category 4 funds in the JPMorgan Funds Complex plus 0.025% of average daily net assets of all Category 1 and Category 4 funds over $25 billion. These Funds are feeders into the Growth and Income Portfolio that has an additional 0.05% administration fee.

N/A

Category 5

The Administrator receives a fee of 0.00% of the average daily net assets of all Category 5 Funds.

N/A

Category 6

The Administrator receives a fee of 0.365% of the average daily net assets of all Category 6 Funds.

N/A

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J.P. Morgan Fleming Mutual Fund Group, Inc.

J.P. Morgan Mutual Fund Investment Trust

Undiscovered Managers Funds

JPMorgan Trust I

JPMorgan Trust II

JPMorgan Trust III

JPMorgan Trust IV

UM Investment Trust

JPMorgan Insurance Trust

Each on behalf of itself and each of its Funds

By:
Name:
Title:

JPMorgan Funds Management, Inc.

By:
Name:
Title: